American Beacon Sound Point Floating Rate Income Fund

Supplement dated September 10, 2019
to the
Statement of Additional Information dated December 28, 2018, as amended or supplemented

Effective immediately the Statement of Additional Information for the American Beacon Sound Point Floating Rate Income Fund is supplemented as follows:
In the “Additional Information About Investment Strategies and Risks” section the following is added immediately prior the paragraph titled “Common Stock”:
“Collateralized Loan Obligations (“CLOs”) — A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign bank loans including loans that may be rated below investment grade or equivalent unrated loans.  CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class, or tranche, of the instrument in which the Fund invests. The Fund typically invests in CLOs collateralized by loans. Therefore, the CLOs in which the Fund invests will be subject to Senior Loan Risk, Indebtedness, Loan Participation and Assignment Risk, Illiquid and Restricted Securities Risk.  In addition, CLOs typically are privately offered and sold and, thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on the CLO; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity, mezzanine and other junior tranches are subordinated to more senior tranches of CLO debt. Subordinated tranches are subject to increased risks of default relative to the holders of senior and superior-priority interests in the same CLO. The Fund may be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it invests. In addition, at the time of issuance, CLO equity securities are typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets. The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the subordinated tranches would otherwise be entitled to receive.”

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